UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2026

BROADWIND, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 South Central Avenue
Cicero, Illinois 60804
(Address of Principal Executive Offices) (Zip Code)

(708) 780-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.           Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On February 4, 2026, Broadwind, Inc. and its subsidiaries (the “Company”) entered into Amendment No. 4 to Credit Agreement (the “Fourth Amendment”) to the Credit Agreement dated as of August 4, 2022, by and among the Company and Wells Fargo Bank, National Association (as amended by that certain Amendment No. 1 to Credit Agreement and Limited Waiver dated February 8, 2023, by that certain Amendment No. 2 to Credit Agreement dated as of December 19, 2024, and by that certain Amendment No. 3 to Credit Agreement dated September 22, 2025, the “Credit Agreement”).

The Fourth Amendment (i) amended the period for measuring the Fixed Charge Coverage Ratio (as defined in the Credit Agreement) requirement that previously referred to each twelve month period ending January 31, 2025 through December 31, 2025 to apply instead to the each twelve month period ending January 31, 2025 through October 31, 2025, (ii) added a new period for measuring the Fixed Charge Coverage Ratio requirement for the twelve month period ending November 30, 2025, in the range of 0.75 to 1.0 (iii) amended the Fixed Charge Coverage requirement for the period from January 31, 2026 through December 31, 2026 from the range of 1.1 to 1.0 to 0.75 to 1.0, and (iv) excludes certain designated capital expenditures from the definition of Unfinanced Capital Expenditures (as defined in the Credit Agreement) which amounts are then subtracted from EBITDA in the calculation of the Fixed Charge Coverage Ratio. The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On February 5, 2026, the Company issued a press release announcing certain preliminary financial results for the full fiscal year ended December 31, 2025. The press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

The information contained in, or incorporated into, this Item 2.02 of this Current Report on Form 8-K (this “Report”), including Exhibit 99.1, is furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act regardless of any general incorporation language in such filings.

Please refer to Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.
Exhibit No.	Description
10.1
Amendment No.4. to Credit Agreement, dated as of February 4, 2026, by and among Broadwind, Inc., Brad Foote Gear Works, Inc., Broadwind Industrial Solutions, LLC, Broadwind Heavy Fabrications, Inc., 5100 Neville Road, LLC and Wells Fargo Bank, National Association.

99.1	Press Release dated February 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC. /s/ Eric B. Blashford By: /s/ Eric B. Blashford Eric B. Blashford President and Chief Executive Officer (Principal Executive Officer)
Date: February 5, 2026